EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Erik Levine, the Chief Executive Officer and Chief Financial Officer of Bailey Frances Corporation, hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended October 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the quarter ended October31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Bailey Frances Corporation.

Date: January 18, 2013

BAILEY FRANCES CORPORATION

By: /s/ Erik Levine
Erik Levine Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)